77C Matters submitted to a vote of security holders

LIBERTY CONTRARIAN BALANCED FUND

(a) On December 27, 2000,  a  Special  Meeting  of
    Shareholders  of  Liberty Contrarian  Balanced Fund
    (Fund) was held to approve the following items, all as described in the Proxy Statement for said Meeting.
    The election of eleven Trustees was passed on December 27, 2000, however, the approval of the Agreement and Plan of Reorganization did not pass and the Meeting was adjourned until January 25, 2001. On September 29, 2000, the record date for the Meeting, the Fund had 1,106,746.7150 outstanding shares of beneficial interest. The votes cast at each Meeting were as follows:

(b) Election of eleven Trustees:
                          For                Withheld

Douglas Hacker        1,090.300.8380        24,875.4040
Janet Langford Kelly  1,090.300.8380        24,875.4040
Richard W. Lowry      1,090.300.8380        24,875.4040
Salvatore Macera      1,090.300.8380        24,875.4040
William E. Mayer      1,090.300.8380        24,875.4040
Charles R. Nelson     1,090.300.8380        24,875.4040
John J. Neuhauser     1,090.300.8380        24,875.4040
Joseph R. Palombo     1,090.300.8380        24,875.4040
Thomas E. Stitzel     1,090.300.8380        24,875.4040
Thomas C. Theobald    1,090.300.8380        24,875.4040
Anne-Lee Verville     1,090.300.8380        24,875.4040

shares of beneficial interest being a plurality of the shares represented at the Meeting.

(c) To approve the Agreement and Plan of Reorganization for Liberty Contrarian Equity Fund to acquire Liberty Contrarian
    Balanced Fund.

      For:                1,520,290.3910 shares of beneficial
                          interest being a majority of the shares
                          represented at the Meeting
      Against:            55,643.3380 shares of beneficial interest
      Abstain:            16,052.5130 shares of beneficial interest
      Delivered Not Vote  82,445.0000

(d) Not applicable.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number 0000021832-00-000255)


LIBERTY CONTRARIAN SMALL CAP FUND

(a) On  December  27,  2000,  a  Special  Meeting  of
    Shareholders of Liberty Contrarian Small Cap Fund (Fund) was held to approve the following items, all as described in the Proxy Statement for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the Agreement and Plan of Reorganization did not pass and the Meeting was adjourned until January 25, 2001. On September 29, 2000, the record date for the Meeting, the Fund had 533,333.6700 outstanding shares of beneficial interest. The votes cast at each Meeting were as follows:

(b) Election of eleven Trustees:
                          For              Withheld

Douglas Hacker        213,128.7010       13,739.5900
Janet Langford Kelly  213,128.7010       13,739.5900
Richard W. Lowry      213,128.7010       13,739.5900
Salvatore Macera      213,128.7010       13,739.5900
William E. Mayer      213,128.7010       13,739.5900
Charles R. Nelson     213,128.7010       13,739.5900
John J. Neuhauser     213,128.7010       13,739.5900
Joseph R. Palombo     213,128.7010       13,739.5900
Thomas E. Stitzel     213,128.7010       13,739.5900
Thomas C. Theobald    213,128.7010       13,739.5900
Anne-Lee Verville     213,128.7010       13,739.5900

shares of beneficial interest being a plurality of the shares represented at the Meeting.

(c) To approve the Agreement and Plan of Reorganization for Liberty Special Fund to acquire Liberty Contrarian Small
    Cap Fund.

      For:                 1,434,247.5720  shares of beneficial
                           interest being a majority of the shares
                           represented at the Meeting
      Against:             26,426.5030  shares of beneficial interest
      Abstain:              9,522.1720  shares of beneficial interest
      Delivered Not Voted: 29,440.0000

(d) Not applicable.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number 0000021832-00-000255)


LIBERTY NEWPORT GLOBAL UTILITIES FUND

(a) On December 27, 2000, a Special Meeting of Shareholders of Liberty Newport Global Utilities Fund (Fund) was held to approve the following items, all as described in the Proxy Statement for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the Agreement and Plan of Reorganization did not pass and the Meeting was adjourned until January 25, 2001. On September 29, 2000, the record date for the Meeting, the Fund had 10,410,755.2770 outstanding shares of beneficial interest.
The votes cast at each Meeting were as follows:

(b) Election of eleven Trustees:
                             For               Withheld

Douglas Hacker          4,408,008.8360       86,275.5820
Janet Langford Kelly    4,407,387.9220       86,896.4960
Richard W. Lowry        4,409,215.5170       85,068.9010
Salvatore Macera        4,409,092.4380       85,191.9800
William E. Mayer        4,408,835.0630       85,449.3550
Charles R. Nelson       4,410,027.4360       84,256.9820
John J. Neuhauser       4,410,027.4360       84,256.9820
Joseph R. Palombo       4,409,392.2140       84,892.2040
Thomas E. Stitzel       4,410,027.4360       84,256.9820
Thomas C. Theobald      4,410,027.4360       84,256.9820
Anne-Lee Verville       4,408,023.1440       86,261.2740

shares of beneficial interest being a plurality of the shares represented at the Meeting.

(c) To approve a Portfolio Management Agreement with
    Newport Fund Management,Inc.

      For: 6,193,162.1800 shares of beneficial interest being a majority of the shares represented at the Meeting
      Against:  127,778.6280  shares of beneficial interest
      Abstain:  497,616.0060  shares of beneficial interest

(d) Not applicable.

(Portfolio Management Agreement as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number 0000021832-00-000349)


LIBERTY NEWPORT INTERNATIONAL EQUITY FUND

(a) On December 27, 2000, a Special  Meeting of
    Shareholders of Liberty Newport International Equity
    Fund (Fund) was held to approve the following items, all as described in the Proxy Statement for said
    Meeting. On September 29, 2000, the record date for the Meeting, the Fund had 7,356,804.5210 outstanding shares of beneficial interest. The votes cast at each Meeting were as follows:

(b) Election of eleven Trustees:
                           For           Withheld

Douglas Hacker         45,204.0550       543.6480
Janet Langford Kelly   45,170.8610       576.8420
Richard W. Lowry       45,204.0550       543.6480
Salvatore Macera       45,170.8610       576.8420
William E. Mayer       45,204.0550       543.6480
Charles R. Nelson      45,204.0550       543.6480
John J. Neuhauser      45,204.0550       543.6480
Joseph R. Palombo      45,204.0550       543.6480
Thomas E. Stitzel      45,204.0550       543.6480
Thomas C. Theobald     45,204.0550       543.6480
Anne-Lee Verville      45,170.8610       576.8420

shares of beneficial interest being a plurality of the shares represented at the Meeting.

(c) To approve a new portfolio management agreement with Newport Fund Management, Inc.

       For:    4,421,162.9600  shares of beneficial interest
                               being a majority of the shares
                               represented at the Meeting
       Against:   50,928.3160  shares of beneficial interest
       Abstain:  116,698.8670  shares of beneficial interest

(d) Not applicable.

(Portfolio Management Agreement as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number 0000021832-00-000349)


LIBERTY NEWPORT GLOBAL EQUITY FUND

(a) On December 27, 2000, a Special  Meeting of
    Shareholders of Liberty Newport Global  Equity  Fund
    (Fund) was held to approve the following items, all as described in the Proxy Statement for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the Agreement and Plan of Reorganization did not pass and the Meeting was adjourned until January 25, 2001. On September 29, 2000, the record date for the Meeting, the Fund had 7,989,700.1370 outstanding shares of beneficial interest. The votes cast at each Meeting were as follows:

(b) Election of eleven Trustees:
                            For             Withheld

Douglas Hacker         4,575,461.3820      68,112.7990
Janet Langford Kelly   4,575,509.2480      68,064.9330
Richard W. Lowry       4,575,461.3820      68,112.7990
Salvatore Macera       4,575,695.5440      67,878.6370
William E. Mayer       4,576,029.4110      67,544.7700
Charles R. Nelson      4,576,029.4110      67,544.7700
John J. Neuhauser      4,575,461.3820      68,112.7990
Joseph R. Palombo      4,573,041.8140      70,532.3670
Thomas E. Stitzel      4,575,461.3820      68,112.7990
Thomas C. Theobald     4,575,989.1510      67,585.0300
Anne-Lee Verville      4,575.843.1150      67,731.0660

shares of beneficial interest being a plurality of the shares represented at the Meeting.

(c) To approve the Agreement and Plan of Reorganization for Liberty Newport Global Utilities Fund to acquire
    Liberty Newport Global Equity Fund.

    For:               4,463,231.2950 shares of beneficial
                       interest being a majority of the
                       shares represented at the Meeting
    Against:              68,572.1240 shares of beneficial interest
    Abstain:             183,124.8210 shares of beneficial interest
    Delivered Not Voted: 804,495.0000

(d) Not applicable.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number 0000021832-00-000255)


LIBERTY OREGON TAX FREE FUND

(a) On December 27, 2000, a Special  Meeting of
Shareholders of Liberty Oregon Tax Free Fund (Fund) was held to approve the following items, all as described in the Proxy Statement for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the Agreement and Plan of Reorganization did not pass and the Meeting was adjourned until January 25, 2001. On September 29,
2000, the record date for the Meeting, the Fund had 1,312,081.2470 outstanding shares of beneficial interest.
The votes cast at each Meeting were as follows:

(b) Election of eleven Trustees:
                          For             Withheld

Douglas Hacker        670,038.2100       96,396.9990
Janet Langford Kelly  668,948.6290       97,486.5800
Richard W. Lowry      669,461.3330       96,973.8760
Salvatore Macera      668,948.6290       97,486.5800
William E. Mayer      669,461.3330       96,973.8760
Charles R. Nelson     670,038.2100       96,396.9990
John J. Neuhauser     669,461.3330       96,973.8760
Joseph R. Palombo     669,461.3330       96,973.8760
Thomas E. Stitzel     670,038.2100       96,396.9990
Thomas C. Theobald    670,038.2100       96,396.9990
Anne-Lee Verville     668,948.6290       97,486.5800

shares of beneficial interest being a plurality of the shares represented at the Meeting.

(c) To approve the Agreement and Plan of Reorganization for Liberty Tax-Exempt Fund to acquire Liberty Oregon
    Tax Free Fund.

    For:                683,688.1410 shares of beneficial
                        interest being a majority of the
                        shares represented at the Meeting
    Against:            105,906.1790 shares of beneficial interest
    Abstain:             30,155.8910 shares of beneficial interest
    Delivered Not Voted: 63,779.0000

(d) Not applicable.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number
0000021832-00-000255)


LIBERTY STRATEGIC BALANCED FUND

(a) On December 27, 2000, a Special  Meeting of
    Shareholders of Liberty Select Value Fund (Fund) was held to approve the following items, all as described in the Proxy Statement for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the Agreement and Plan of Reorganization did not pass and the Meeting was adjourned until January 25, 2001. On September 29, 2000, the record date for the Meeting, the Fund had 10,482,928.7620 outstanding shares of beneficial interest. The votes cast at each Meeting were as follows:

(b) Election of eleven Trustees:
                            For             Withheld

Douglas Hacker         5,289,679,5850      53,945.2070
Janet Langford Kelly   5,286,900.0960      56,724.6960
Richard W. Lowry       5,289,480.3950      54,144.3970
Salvatore Macera       5,288,911.3730      54,713.4190
William E. Mayer       5,289,176.0150      54,448.7770
Charles R. Nelson      5,289,499.7050      54,125.0870
John J. Neuhauser      5,289,682.6500      53,942.1420
Joseph R. Palombo      5,285,969.7230      57,655.0690
Thomas E. Stitzel      5,289,251.6370      54,373.1550
Thomas C. Theobald     5,286,676.5980      56,948.1940
Anne-Lee Verville      5,287,107.6110      56,517.1810

shares of beneficial interest being a plurality of the shares represented at the Meeting.

(c) To approve the Agreement and Plan of Reorganization for The Liberty Fund to acquire Liberty Strategic
    Balanced Fund.

For:                 6,757,895.9740 shares of beneficial
                     interest being a majority of the shares
                     represented at the Meeting
Against:               108,270.2350 shares of beneficial interest
Abstain:               609,056.6930 shares of beneficial interest
Delivered Not Voted: 1,126,038.0000

(d) Not applicable.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number 0000021832-00-000255)


THE LIBERTY FUND

(a) On December 27, 2000, a Special  Meeting of
    Shareholders of The Liberty Fund (Fund) was held to approve the following items, all as described in the Proxy Statement for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the Agreement and Plan of Reorganization did not pass and the Meeting was adjourned until January 25, 2001. On September 29, 2000, the record date for the Meeting, the Fund had 86,142,342.9290 outstanding shares of beneficial interest. The votes cast at each Meeting were as follows:

(b) Election of eleven Trustees:
                           For                  Withheld

Douglas Hacker        83,597,148.8790         996,505.2890
Janet Langford Kelly  83,584,346.6290       1,009,307.5390
Richard W. Lowry      83,605,884.3850         987,769.7830
Salvatore Macera      83,562,616.6370       1,031,037.5310
William E. Mayer      83,576,927.4240       1,016,726.7440
Charles R. Nelson     83,620,471.3960         973,182.7720
John J. Neuhauser     83,605,183.5850         988,470.5830
Joseph R. Palombo     83,611,339.9810         982,314.1870
Thomas E. Stitzel     83,596,006.4880         997,647.6800
Thomas C. Theobald    83,613,353.0040         980,301.1640
Anne-Lee Verville     83,580,060.2870       1,013,593.8810

shares of beneficial interest being a plurality of the shares represented at the Meeting.

(c) To approve a new Sub-Advisory Agreement with Unibank
    Securities, Inc.

    For: 90,030,504.5990 shares of beneficial interest being a majority of the shares represented at the Meeting
    Against:  2,329,025.7530  shares of beneficial interest
    Abstain:  5,437,236.7900  shares of beneficial interest

(d) Not applicable.

(Sub-Advisory Agreement as Appendix B within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number
0000021832-00-000349)


Liberty Select Value Fund

77M Mergers

On January  25,  2001,  the  shareholders  of Liberty  Select
Value Fund (Fund) approved the following votes:

VOTED: To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Stein Roe Disciplined Stock Fund to, and the assumption of all of the liabilities of the Stein Roe Disciplined Stock Fund by, the Liberty Select Value Fund in exchange for shares of the Liberty Select Value Fund and the distribution of such shares to the shareholders of Stein Roe Disciplined Stock Fund in complete liquidation of the Stein Roe Disciplined Stock Fund.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number 0000021832-00-000255)


The Liberty Fund

77M Mergers

On January 25, 2001, the  shareholders  of The Liberty Fund
(Fund) approved the following votes:

VOTED: To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Strategic Balanced Fund to, and the assumption of all of the liabilities of the Liberty Strategic Balanced Fund by, The Liberty Fund in exchange for shares of The Liberty Fund and the distribution of such shares to the shareholders of Liberty Strategic Balanced Fund in complete liquidation of the Liberty Strategic Balanced Fund.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number 0000021832-00-000255)


Liberty Newport Global Utilities Fund

77M Mergers

On January 25, 2001, the shareholders of Liberty Newport Global
Utilities Fund (Fund) approved the following votes:

 VOTED: To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Newport Global Equity Fund to, and the assumption of all of the liabilities of the Liberty Newport Global Equity Fund by, the Liberty Newport Global Utilities Fund in exchange for shares of the Liberty Newport Global Utilities Fund and the distribution of such shares to the shareholders of Liberty Newport Global Equity Fund in complete liquidation of the Liberty Newport Global
        Equity Fund.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number 0000021832-00-000255)


Liberty Special Fund

77M Mergers

(a) On January 25, 2001, the shareholders of  Liberty Special
    Fund (Fund) approved the following votes:

VOTED:To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Contrarian Small Cap Fund to, and the assumption of all of the liabilities of the Liberty Small Cap Fund by, the Liberty Special Fund in exchange for shares of the Liberty Special Fund and the distribution of such shares to the shareholders of Liberty Contrarian Small Cap Fund in complete liquidation of the Liberty Contrarian Small Cap Fund.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated November 17, 2000 herein incorporated by reference to Accession number 0000021832-00-000255)


AMENDMENT NO. 6 TO THE AGREEMENT AND DECLARATION OF TRUST OF
LIBERTY FUNDS TRUST III

         This  AMENDMENT  NO. 6 to the  AGREEMENT  AND
DECLARATION  OF TRUST of LIBERTY FUNDS TRUST III is made in
Boston, Massachusetts as of January 26, 2001 by the Trustees hereunder.

         WHEREAS, Article IX, Section 7 of the Agreement and Declaration of Trust (the "Declaration of Trust") dated May 30, 1986, as amended, of Liberty Funds Trust III (the "Trust"), a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, authorizes the Trustees of the Trust to amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote of each series affected; and

         WHEREAS, on January 25, 2001, the holders of a majority of the Shares entitled to vote of each of the Liberty Strategic Balanced Fund, Liberty Newport Global Equity Fund, Liberty Oregon Tax-Free Fund, Liberty Contrarian Small-Cap Fund and Liberty Contrarian Balanced Fund series of the Trust authorized this amendment to the Declaration of Trust;

         NOW, THEREFORE, the undersigned, being a majority of the Trustees of the Trust, and being authorized to do so by the holders of a majority of the outstanding shares of beneficial interest of each of the Liberty Strategic Balanced Fund, Liberty Newport Global Equity Fund, Liberty Oregon Tax-Free Fund, Liberty Contrarian Small-Cap Fund and Liberty Contrarian Balanced Fund series of the Trust, have authorized the following amendment to the Declaration of Trust:

         The first paragraph of Section 4 of Article IX is hereby amended to read in its entirety as follows:

         Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least two-thirds of the Shares of each series entitled to vote or by the Trustees by written notice to the Shareholders. Any series of Shares may be terminated at any time by vote of Shareholders holding at least two-thirds of the Shares of such series entitled to vote or by the Trustees by written notice to the Shareholders of such series. Notwithstanding the foregoing sentence, each of the Colonial International Fund for Growth, Liberty Strategic Balanced Fund, Liberty Newport Global Equity Fund, Liberty Oregon Tax-Free Fund, Liberty Contrarian Small-Cap Fund and Liberty Contrarian Balanced Fund series of the Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares of the relevant series entitled to vote or by the Trustees by written notice to the Shareholders of the relevant series.

         The foregoing Amendment shall be effective as of January 26, 2001.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands, for themselves and their assigns, as of this ___ day of February, 2001.


Douglas A. Hacker                 John J. Neuhauser

Janet Langford Kelly              Joseph R. Palombo

Richard W. Lowry                  Thomas E. Stitzel

Salvatore Macera                  Thomas C. Theobald

William E. Mayer                  Anne-Lee Verville

Charles R. Nelson